united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 4/30

Date of reporting period: 4/30/15

Item 1. Reports to Stockholders.

Chadwick & D’Amato Fund
Ticker Symbol: CDFFX

Annual Report
April 30, 2015

Investor Information: 1-877-610-1671

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Chadwick & D’Amato Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholder:

During the twelve-month period ended April 30, 2015, the Chadwick & D’Amato Fund continued to pursue a disciplined, risk-managed, and historically-informed investment approach focused on the complete market cycle. Throughout much of the reporting period, a “risk-on” speculative dynamic generally held sway over global risk markets, supported by ongoing ultra-loose policies from the world’s major central banks.

Present market conditions join the second most extreme valuations in market history, which represent approximately 8% of historical periods with similar risk-return characteristics. A reasonable blend of highly reliable valuation metrics indicates a 10-yr return for the S&P 500 of between -2% and +2% (please review www.hussmanfunds.com/wmc/wmc150601.htm for background data). These findings are not emotionally based and since we are not obligated to continuously repeat some Wall Street, Government, or Media based message, our Shareholders can rely on our due diligence to produce reliable and factual evidence.

Investing based on evidence is not in vogue at the moment. Mass speculation is the current trend, with the US Federal Reserve, European Central Bank, The Bank of Japan, The Bank of England, and the People’s Bank of China being the trend setters. There is a certain sense of desperation among this group. The message is the United States economy is improving, but not enough to withstand a .25% increase in the Federal Funds Rate. In past economic cycles with similar published econometrics, interest rates would have been normalized years ago. We do not subscribe to doom and gloom or conspiracy, but there is certainly more to the global economic environment than meets the eye. Our investment policy should reflect the findings of our evidence, and be grounded in the principles of valuation and not speculation.

Speculation plays an important role within the global economy. In our 20 years of experience we have seen a great deal of highly productive speculation across every sector of the markets. We are not against speculation and have participated in our fair share over the years. Speculation is a tool, an investment tactic and a limited investment strategy. It is useful to test a market, to position in advance of a trend or to hedge for growth or protection. An investment strategy is likely not complete without some amount of speculative bias in whatever formula best fits the overall portfolio, which itself is built based on the client’s needs, goals, and current risk-return environment.

We are not referencing the productive aspect of speculation when referring to the current state of the global markets. The current market is characterized by mass speculation. The evidence of this speculation is everywhere, with several market sectors and even broad indexes likely overvalued by 50-70%. The Russell 2000 has a current P/E ratio of 80, versus a long-term ratio of around 15-20. Many biotechs carry highly elevated ratios (Illumina at 72, Regeneron at 169, Alexion at 55, as of this writing). China’s market is dominated by day-trading, with several market sectors up over 500% since the beginning of the year. There are pictures of retirees in China sitting at computer terminals reading, sewing, or discussing a stock with the person next to them at public trading houses. Again, we develop investment policy based on evidence. This type of evidence helps us build a case for dollar-cost averaging into a position that is short the Chinese market. This is a broad and simple example. There are many others.

We continue to see signs of market liquidity issues where HFT’s (high frequency traders) dominate market open and closing times, but with significantly declining volume in-between. There are many events occurring (China bubble, ECB money printing, massive share buybacks) that continue to build a backdrop conducive to market instability. An analyst commented recently that if companies continue to buy their own shares at this rate, the entire market will be private again in a few years, or the only thing trading will be all of the debt these companies issued to take shares off the market.

There are areas where we remain optimistic. The end of this market cycle will provide a tremendous opportunity to increase market risk, hopefully in an environment where global central banks will not intervene and will let normal market forces work as intended. We remain optimistic regarding technological advances in clean energy and its application, though the sector is not attractive at the moment for new investment. Resource utilization concepts will also garner our attention as dwindling resources will need to be better managed globally.

The Chadwick & D’Amato Fund (the “Fund”) returned +1.23% versus +4.91% for its benchmark, the S&P Target Risk Moderate Index* over the twelve-months ended April 30, 2015. Our focus has been biased more toward the principal preservation half of the Fund’s objective and as a result we experienced hedging losses throughout the year. We do not feel the artificial nature of monetary policy will end well, and do not want our clients overexposed to some form of end-of-cycle dislocating global event.

Our goal in developing investment policy is to balance the risk/return relationship in a manner that maintains a client’s financial security and presents a high probability of improving financial security over the course of the peak-to-trough investment cycle. There will be a trough.

The Chadwick & D’Amato Fund is unlike most mutual funds in that its shareholders consist solely of clients of Chadwick & D’Amato, LLC. The Fund’s holdings are carefully allocated to represent a complete investment program based on market conditions and global economic environments. The Fund was developed to create greater workflow efficiency, gain access to institutional share classes, reduce total expenses and better navigate through turbulent business cycles.

Historically, patient investors have achieved better results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program. These are the hallmarks of the Chadwick & D’Amato investment philosophy.

We thank you for investing with us, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

Thomas M. Chadwick, CFP®	Anthony J. D’Amato, CFP®
Principal	Principal

*The Standard & Poor’s Target Risk Index Series is comprised of four multi-asset class indices, each corresponding to a particular risk level. The asset class mix is determined once per year through a process designed to reflect the overall opportunity of the markets represented, adjusted for specific risk levels. Each index is fully investable, with varying levels of exposure to equities and fixed income through a family of exchange traded funds (ETFs).

1245-NLD-6/9/2015

Chadwick & D’Amato Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2015

Comparison of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2015

	One Year	Since Inception*
Chadwick & D’Amato Fund S&P Target Risk Moderate Index**	1.23% 4.91%	6.68% 7.51%

* Commencement of operations is June 25, 2010.
**The S&P Target Risk Moderate Index provides exposure to a diversified array of financial assets corresponding to a moderate risk level. This index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities. The asset class mix is determined once a year through a process designed to reflect the overall investment opportunity of the represented markets. Investors cannot invest directly in an index.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s total gross annual operating expenses, including underlying funds, are 1.98%, as per the prospectus dated August 28, 2014. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-877-610-1671.

Portfolio Composition as of April 30, 2015 (Unaudited)

Percent of
Net Assets
Exchange-Traded Funds	54.6%
Large-Cap Growth Funds	27.4%
Debt Funds	25.0%
Small-Cap Growth Funds	2.2%
Mutual Funds	15.2%
International Equity Funds	10.2%
Asset Allocation Funds	5.0%

Percent of
Net Assets
Purchased Options	0.9%
Call Options Purchased	0.9%
Short-Term Investments	29.5%
Liabilities in Excess of
Other Assets	(0.2)%
Net Assets	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Chadwick & D’Amato Fund
PORTFOLIO OF INVESTMENTS
April 30, 2015

Shares		Value
	EXCHANGE-TRADED FUNDS - 54.6%
	DEBT FUNDS - 25.0%
250,000	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	$25,300,000

	LARGE-CAP GROWTH FUNDS - 27.4%
58,000	ProShares UltraPro Dow30 +	8,149,580
76,000	ProShares UltraPro QQQ	8,230,800
83,000	ProShares UltraPro S&P 500	11,364,360
		27,744,740
	SMALL-CAP GROWTH FUNDS - 2.2%
23,000	ProShares UltraPro Russell2000 *	2,202,480

	TOTAL EXCHANGE-TRADED FUNDS	55,247,220
	(Cost - $34,822,771)

	MUTUAL FUNDS - 15.2%
	ASSET ALLOCATION FUNDS - 5.0%
469,924	Catalyst Hedged Futures Strategy Fund - Class I	5,046,992

	INTERNATIONAL EQUITY FUNDS - 10.2%
376,639	Tweedy Browne Global Value Fund	10,331,210

	TOTAL MUTUAL FUNDS	15,378,202
	(Cost - $14,500,000)

Contracts ^	OPTIONS PURCHASED * - 0.9%
	CALL OPTIONS PURCHASED - 0.9%
	CBOE SPX Volatility Index
35,000	Expiration May 2015, Exercise Price $47.50	87,500
	CBOE SPX Volatility Index
23,000	Expiration June 2015, Exercise Price $50.00	172,500
	CBOE SPX Volatility Index
15,000	Expiration August 2015, Exercise Price $50.00	300,000
	CBOE SPX Volatility Index
13,000	Expiration September 2015, Exercise Price $50.00	325,000
	TOTAL OPTIONS PURCHASED	885,000
	(Cost - $1,463,852)

The accompanying notes are an integral part of these financial statements.

Chadwick & D’Amato Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2015

Shares		Value
	SHORT-TERM INVESTMENTS - 29.5%
	MONEY MARKET FUND - 29.5%
29,872,920	Fidelity Institutional Money Market Funds -
	Money Market Portfolio, Class I, 0.09%**	$29,872,920
	TOTAL SHORT-TERM INVESTMENTS
	(Cost - $29,872,920)

	TOTAL INVESTMENTS - 100.2%
	(Cost - $80,659,543) (a)	$101,383,342
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(166,033)
	NET ASSETS - 100.0%	$101,217,309

* Non-Income producing security.
** Money Market Fund; interest rate reflects seven-day effective yield on April 30, 2015.
^ Each contract is equivalent to 100 shares of common stock.
+ Affiliated company - the Fund holds in excess of 5% of the outstanding voting securities of this exchange-traded fund.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $80,080,691 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$21,389,934
Unrealized Depreciation:	(87,283)
Net Unrealized Appreciation:	$21,302,651

The accompanying notes are an integral part of these financial statements.

Chadwick & D’Amato Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2015

Assets:
Unaffiliated Investments in Securities at Value (identified cost $76,147,653)	$93,233,762
Affiliated Investments in Securities at Value (identified cost $4,511,890)	8,149,580
Total Investments in Securities at Value (identified cost $80,659,543)	101,383,342
Dividends and Interest Receivable	16,062
Receivable for Fund Shares Sold	257
Prepaid Expenses and Other Assets	7,775
Total Assets	101,407,436

Liabilities:
Accrued Advisory Fees	92,538
Payable for Fund Shares Redeemed	35,100
Accrued Distribution Fees	25,347
Accrued Expenses and Other Liabilities	37,142
Total Liabilities	190,127

Net Assets (Unlimited shares of no par value interest authorized/
8,603,929 shares outstanding)	$101,217,309

Net Asset Value, Offering and Redemption Price Per Share
($101,217,309 / 8,603,929 shares of beneficial interest outstanding)	$11.76

Composition of Net Assets:
At April 30, 2015, Net Assets consisted of:
Paid-in-Capital	$84,979,339
Accumulated Net Investment Loss	(425,556)
Accumulated Net Realized Loss From Security Transactions	(4,060,273)
Net Unrealized Appreciation/(Depreciation) on:
Investments	21,302,651
Options contracts	(578,852)
Net Assets	$101,217,309

The accompanying notes are an integral part of these financial statements.

Chadwick & D’Amato Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2015

Investment Income:
Unaffiliated Dividend Income	$516,924
Affiliated Dividend Income	34,057
Interest Income	17,261
Total Investment Income	568,242

Expenses:
Investment Advisory fees	1,033,255
Distribution fees	237,649
Administration fees	94,891
Fund accounting fees	42,873
Transfer agent fees	28,339
Professional Fees	19,524
Audit fees	17,000
Legal fees	15,001
Trustees fees	12,068
Custody fees	11,572
Printing Fees	10,001
Registration fees	8,952
Insurance fees	2,712
Miscellaneous expenses	500
Total Expenses	1,534,337
Net Investment Loss	(966,095)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investments (including affiliated gain of $487,316)	4,481,152
Options Contracts	(7,641,207)
Distributions of Realized Gains from Underlying Investment Companies	148,931
(3,011,124)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments (including affiliated appreciation of $1,369,917)	5,730,391
Options Contracts	(466,398)
5,263,993

Net Realized and Unrealized Gain on Investments	2,252,869

Net Increase in Net Assets Resulting From Operations	$1,286,774

The accompanying notes are an integral part of these financial statements.

Chadwick & D’Amato Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	April 30, 2015	April 30, 2014

Operations:
Net Investment Loss	$(966,095)	$(830,754)
Net Realized Loss from Investments and Options Transactions	(3,160,055)	(579,502)
Distributions of Realized Gains from Underlying
Investment Companies	148,931	214,497
Net Change in Unrealized Appreciation (Depreciation) on Investments	5,263,993	8,361,294
Net Increase in Net Assets Resulting From Operations	1,286,774	7,165,535

Distributions to Shareholders From:
Net Realized Gains ($0.09 and $0.67 per share, respectively)	(750,321)	(5,647,436)
Total Distributions to Shareholders	(750,321)	(5,647,436)

Beneficial Interest Transactions:
Proceeds from Shares Issued	6,208,315	3,375,791
Distributions Reinvested	750,314	5,647,411
Cost of Shares Redeemed	(6,850,674)	(8,533,160)
Total Beneficial Interest Transactions	107,955	490,042

Increase in Net Assets	644,408	2,008,141

Net Assets:
Beginning of Year	100,572,901	98,564,760
End of Year (Includes accumulated net investment loss	$101,217,309	$100,572,901
of $(425,556) and $(341,353), respectively)

Share Activity:
Shares Issued	522,390	290,145
Shares Reinvested	62,319	486,845
Shares Redeemed	(576,648)	(732,260)
Net increase in shares of beneficial interest outstanding	8,061	44,730

The accompanying notes are an integral part of these financial statements.

Chadwick & D’Amato Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012	April 30, 2011*

Net Asset Value, Beginning of Period	$11.70	$11.53	$10.79	$12.60	$10.00

From Operations:
Net investment income (loss) (a)	(0.11)	(0.10)	(0.04)	(0.06)	0.06
Net gain (loss) from securities
(both realized and unrealized)	0.26	0.94	0.78	(1.13)	2.88
Total from operations	0.15	0.84	0.74	(1.19)	2.94

Distributions to shareholders from:
Net investment income	—	—	—	—	(0.11)
Net realized gains	(0.09)	(0.67)	—	(0.62)	(0.23)
Total distributions	(0.09)	(0.67)	—	(0.62)	(0.34)

Net Asset Value, End of Period	$11.76	$11.70	$11.53	$10.79	$12.60

Total Return (b)	1.23%	7.36%	6.86%	(9.09)%	29.56	% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$101,217	$100,573	$98,565	$94,569	$108,068
Ratio of expenses to average net assets (d)	1.48%	1.45%	1.54%	1.49%	1.48	% (c)
Ratio of net investment income (loss)
to average net assets (d)(e)	(0.93)%	(0.83)%	(0.37)%	(0.56)%	0.56	% (c)
Portfolio turnover rate	14%	149%	188%	207%	85	% (f)

* The Fund commenced operations on June 25, 2010.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) Annualized.
(d) Does not include expenses of underlying investment companies in which the Fund invests.
(e) Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(f) Not annualized.

The accompanying notes are an integral part of these financial statements.

Chadwick & D’Amato Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2015

1.           ORGANIZATION

The Chadwick & D’Amato Fund (the “Fund”), is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The primary investment objective of the Fund is capital appreciation with a secondary objective of capital preservation. The Fund commenced operations on June 25, 2010.

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Exchange traded options, futures and options on futures are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Trust’s Board of Trustees (“Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from the fair value team. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool

Chadwick & D’Amato Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Chadwick & D’Amato Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of April 30, 2015 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$55,247,220	$-	$-	$55,247,220
Mutual Funds	15,378,202	-	-	15,378,202
Options Purchased	-	885,000	-	885,000
Short-Term Investments	29,872,920	-	-	29,872,920
Total	$100,498,342	$885,000	$-	$101,383,342

The Fund did not hold any Level 3 securities during the year.

There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

* Please refer to the Portfolio of Investments for Industry Classification.

Exchange Traded Funds (“ETFs”) – The Fund may invest in exchange traded funds. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. There are risks of owning the underlying securities the ETFs are designed to track, and the lack of liquidity of an ETF may result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes put and call options, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security or index rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security or index in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Chadwick & D’Amato Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s asset derivatives available for offset under a master netting arrangement net of collateral pledged as of April 30, 2015.

Assets:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/Received	Net Amount
Options contracts	$885,000	$—	$885,000	$—	$—	$885,000
Total	$885,000	$—	$885,000	$—	$—	$885,000

As of April 30, 2015, the amount of unrealized depreciation and realized loss on option contracts subject to equity price risk amounted to $(466,398) and $(7,641,207), respectively. The value of the derivative instruments of $885,000 can be found on the Statement of Assets and Liabilities included in Unaffiliated Investments in Securities at Value. The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2012 to 2014, or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from net investment income and capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Chadwick & D’Amato Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.           ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Chadwick & D’Amato, LLC serves as the Fund’s Investment Adviser (the “Adviser”).

Advisory Fees - Pursuant to an Advisory Agreement between the Trust and the Adviser with respect to the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund. For the year ended April 30, 2015, the Adviser earned advisory fees of $1,033,255.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board of Trustees of the Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay up to 0.25% per year of its average daily net assets for such distribution and shareholder service activities. The Fund is currently paying 0.23% per year of its average daily net assets. For the year ended April 30, 2015, the Fund incurred distribution fees of $237,649.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) – Gemcom, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

4.           INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended April 30, 2015 amounted to $9,294,186 and $15,366,114, respectively.

Chadwick & D’Amato Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

5.           DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the year ended April 30, 2015 and April 30, 2014 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2015	April 30, 2014
Ordinary Income	$—	$—
Long-Term Capital Gain	750,321	5,647,436
Return of Capital	—	—
	$750,321	$5,647,436

As of April 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$—	$(5,064,681)	21,302,651	$16,237,970

The difference between book basis and tax basis accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to mark-to-market on open Section 1256 contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $425,556.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $4,639,125.

Permanent book and tax differences, primarily attributable to the reclass of net operating losses, resulted in reclassification for the year ended April 30, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(881,892)	$881,892	—

6.           INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Fund at April 30, 2015 are noted in the Fund’s Portfolio of Investments. Transactions during the year with companies which are affiliates are as follows:

CUSIP	Description	Value - Beginning of Year	Purchases	Sales Proceeds	Dividends Credited to Income	Value -End of Year
74347X823	ProShares UltraPro
	Dow30	$7,324,200	$—	$1,031,855	$34,057	$8,149,580

Chadwick & D’Amato Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2015

7.           UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in Fidelity Institutional Money Market Funds- Money Market Portfolio (the “Fidelity Money Market Fund”). The Fund may redeem its investment from the Fidelity Money Market Fund at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of the Fidelity Money Market Fund. The financial statements of the Fidelity Money Market Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of April 30, 2015, the percentage of the Fund’s net assets invested in the Fidelity Money Market Fund was 29.5%.

The Fund also currently invests a portion of its assets in PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (the “PIMCO Fund”). The Fund may redeem its investment from the PIMCO Fund at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of the PIMCO Fund. The financial statements of the PIMCO Fund, including the portfolio of investments, can be found at the SEC’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of April 30, 2015, the percentage of the Fund’s net assets invested in the PIMCO Fund was 25.0%.

8.           SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Chadwick & D’Amato Fund

We have audited the accompanying statement of assets and liabilities of the Chadwick & D’Amato Fund, a series of shares of beneficial interest in Northern Lights Fund Trust, including the portfolio of investments, as of April 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period June 25, 2010 (commencement of operations) through April 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2015 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chadwick & D’Amato Fund as of April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended and for the period June 25, 2010 through April 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
June 24, 2015

Chadwick & D’Amato Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
April 30, 2015

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value	Value	the Period*
	(11/1/14 )	(4/30/15 )	(11/1/14 to 4/30/15)
Actual	$1,000.00	$994.50	$7.37
Hypothetical
(5% return before expenses)	$1,000.00	$1,017.41	$7.45

* Expenses Paid During Period are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio of 1.49% multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Chadwick & D’Amato Fund (Adviser Chadwick & D’Amato, LLC)*

     In connection with the regular meeting held on March 25-27, 2015 the Board of Trustees (the “Board or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement between Chadwick & D’Amato,LLC (the “Adviser”) and the Trust (the “Advisory Agreement”), with respect to Chadwick & D’Amato Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

     The Trustees relied upon the advice of Counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

     Nature, Extent and Quality of Service. The Board reviewed the background information on the key investment personnel responsible for servicing the Fund, taking into consideration their education and acknowledging their financial industry experience encompasses banking, financial planning and investments. The Board reviewed the Adviser’s investment process, noting the firm’s two principals perform their own research and analysis through a proprietary due diligence process of data collecting, screening, testing, discussion and implementation. The Board observed that the Adviser’s research process combines modern portfolio theory, business cycle analysis, market trend analysis and macroeconomic factors aimed at capturing investment gains with a major focus constraining downside risk. The Board reviewed the Adviser’s method of monitoring compliance with the Fund’s investment limitations, noting the firm first conducts a portfolio update prior to trading with investment models reflecting current positions once the trades are completed, and then reviews trades for volume of execution, compliance with percentage limitations and overall suitability with the prospectus. The Board confirmed and was satisfied that the Adviser continues to retain the services of an outside compliance consultant that, among other things, helps to keep the Adviser apprised of regulatory changes. The Board noted the Adviser reported that it experienced no material compliance or litigation issues since the last Advisory Agreement approval. The Board acknowledged that the Adviser is a small firm run as a boutique shop and keeps its client base to a select number. The Trustees recognized that this permits the Adviser to know its clients and the Fund’s shareholders well enough to understand that their tolerance for risk is low, and the Board expressed its belief that the Adviser has done an admirable job in this regard. The Board noted that the Adviser believes the boutique approach assures that the firm’s clients, including the Fund, receive personal service directly from the Adviser’s principals. The Board concluded that the Adviser should continue to provide a high level of quality service to the Fund for the benefit of its shareholders.

     Performance. The Trustees reviewed the performance of the Fund, reiterating that the Fund is designed to meet the needs of the clients of the Adviser. They noted the Fund’s objective of capital appreciation with capital preservation as a secondary objective. They observed that the Fund obtained a 3-star Morningstar rating and for the past three years, it has been ranked in the 44th percentile of its Morningstar category. They noted that the Fund had outperformed its Morningstar category over the 1-year, 2-year and 3-year time periods. They further noted that over the past three years, the Fund’s standard deviation compared favorably to that of the category, which contributed to a slightly higher .Sharpe ratio. They reasoned that the Fund’s hedging strategies have cost it some return, as shown by the Fund’s negative alpha of -1.41% over the past three years, but they also noted that the Fund’s Morningstar category exhibited a negative alpha of -2.00% over the same time period. They reasoned that such statistics showed that the Adviser has been able to hedge the portfolio and achieve reasonable capital appreciation compared to other tactical allocation funds. The Trustees noted the Adviser’s assertion that its focus has been on risk constrained growth as opposed to outperforming a particular benchmark, as well as its objective of meeting the suitability requirements of the firm’s clients and the Fund’s shareholders, and they concluded that the Adviser has been managing the Fund accordingly. After further discussion, the Trustees concluded that the Fund’s performance was satisfactory.

     Fees and Expenses. The Trustees noted the advisory fee of 1.00%, and acknowledged that the fee was higher than the peer group average and Morningstar category average, but well within the ranges of both comparative groups. The Trustees also considered that the expense ratio of the Fund was slightly lower than the average for the peer group and within the range of the Morningstar category. The Trustees noted that underlying funds in the portfolio provide the Adviser with a cost effective means of executing the Fund’s strategy. After discussion, it was the consensus of the Trustees that the advisory fee was reasonable.

     Economies of Scale. The Board considered economies of scale had been achieved with respect to the management of the Fund. They noted that the Adviser indicated its expectation that Fund assets would remain stable over the next 12 months, and had a longer term goal of reaching $200 million in assets by the end of the decade. The Board considered the Adviser’s assertion that the Fund was not actively marketed, was relatively capacity constrained due to personnel limitations, and was used primarily to build portfolios for the firm’s separately managed account clients. They noted the Adviser’s willingness to consider breakpoints in the future. After discussion, the Board concluded that while no breakpoint levels or fee reductions had been negotiated at this time, economies of scale would be revisited as the size of the Fund materially increases.

     Profitability. The Trustees considered the profits realized by the Adviser in connection with operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to the Fund. The Trustees considered the total fees paid over the past 12 months, and they concluded that such amounts paid were not excessive.

     Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of Chadwick & D’Amato Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Chadwick & D’Amato Fund
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	101
Two Roads Shared Trust
(since 2012) (Chairman of the
Valuation Committee);
Forethought Variable
Insurance Trust (since 2013)
(Lead Independent and
Chairman of the Valuation
Committee); Northern Lights
Variable Trust (since 2013);
Independent Director OHA
Mortgage Strategies Fund
(offshore), Ltd. (since 2014);
Altegris KKR Private Equity
Master Fund and Altegris
KKR Private Equity Fund
(since 2014) (Chairman of the
Valuation Committees)

Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	101
Schroder Global Series Trust
and Two Roads Shared Trust
(since 2012); Northern Lights
Variable Trust (since 2013);
Altegris KKR Private Equity
Master Fund and Altegris
KKR Private Equity Fund
(since 2014) (Chairman of the
Boards and Chairman of the
Audit Committees)

Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	101
AdvisorOne Funds (2004-
2013); Alternative Strategies
Fund (since 2010); Satuit
Capital Management Trust.
(2007 – May, 2010); The Z-
Seven Fund, Inc. (2007 –
May, 2010), Greenwich
Advisers Trust (2007-
February 2011), Global Real
Estate Fund (2008-2011), The
World Funds Trust (2010-
2013) and Northern Lights
Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc.	101	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights

4/30/15 – NLFT_v2

Chadwick & D’Amato Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2015

		(2000-2006); Chief Investment Officer (2000 - 2010).		Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	132	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	132
Alternative Strategies Fund
(since 2010); Lifetime
Achievement Mutual Fund,
Inc. (LFTAX) (Director and
Audit Committee Chairman)
(2007-2012); NLFT III (since
February 2012); Northern
Lights Variable Trust (since
2007)

Interested Trustees and Officers
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	101	Northern Lights Variable Trust (since 2013)

4/30/15 – NLFT_v2

Chadwick & D’Amato Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2015

Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011
Senior Vice President,
Gemini Fund Services, LLC
(since 2012); Vice President,
Gemini Fund Services, LLC
(2011 - 2012); Director of
Legal Administration,
Gemini Fund Services, LLC
(2009 - 2011); Assistant Vice
President of Legal
Administration, Gemini
Fund Services, LLC (2008 -
2011).
			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).
*** Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-610-1671.

4/30/15 – NLFT_v2

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions
• account transactions and transaction history
• investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern
Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?	We collect your personal information, for example, when you
	•	open an account or deposit money
	•	direct us to buy securities or direct us to sell your securities
	•	seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
•	sharing for affiliates’ everyday business purposes – information about your creditworthiness.
•	affiliates from using your information to market to you.
•	sharing for nonaffiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

How to Obtain Proxy Voting Information
Information regarding how the Fund voted proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-610-1671 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-610-1671.

Investment Adviser
Chadwick & D’Amato, LLC
224 Main Street
New London, NH 03257

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2015 - $14,500
2014 - $14,500

(b)	Audit-Related Fees
2015 – None
2014 – None

(c)	Tax Fees

2015 – $2,000

2014 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2014
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $2,000
2014 - $2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 7/8/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 7/8/15

By (Signature and Title)

/s/Kevin Wolf

Kevin Wolf, Principal Financial Officer/Treasurer

Date 7/8/15